UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-22208

                                                            Valued Advisers Trust
(Exact name of registrant as specified in charter)

Huntington Assets Services, Inc.     2960 N. Meridian Street, Suite 300     Indianapolis, IN 46208
(Address of principal executive offices)                                                        (Zip code)

Capitol Services, Inc.
615 S. Dupont Hwy.
Dover,DE 19901
(Name and address of agent for service)

With a copy to:
John H. Lively, Esq.
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law Group
2041 W. 141st Terrace
Suite 119
Leawood, KS 66224

Registrant's telephone number, including area code:     317-917-7000

Date of fiscal year end:        10/31

Date of reporting period:  10/31/2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

TEAM Asset Strategy Fund

Annual Report

October 31, 2010

Fund Adviser:

TEAM Financial Asset Management, LLC
800 Corporate Circle, Suite 106
Harrisburg, PA 17110

Toll Free (877) 832-6952

Shareholder Letter

Our investment philosophy is grounded in our belief that markets experience cycles on multiple time frames. The three main time frames we are concerned about are: secular periods, which are typically measured in decades, intermediate term cycles; which are typically measured in years and relate to the business cycle; and short term market trends, which are typically measured in weeks and months. Our investment process is designed to analyze and forecast the primary trends that are unfolding on these various time frames. This “top down” approach to investing is how we determine portfolio exposure and investment/trading opportunities.  After establishing our assessment of where markets are positioned on various time frames, we proceed to determine the amount of exposure we want across geographic regions, asset classes, sectors, industries and at the individual security level.

TEAM Financial Asset Management, LLC (“TEAM Financial”, “we” or “our”), the investment adviser to the TEAM Asset Strategy Fund (the “Fund”) believes that the major US stock market indexes began a secular bear market in the year 2000, which is now a decade in age. It is our belief that valuations and fundamentals are the greatest determinant of these long term cycles. US large cap equities reached an extreme level of over valuation in the late 1990’s, and even after a 10 year period are still at the very upper end of their historic range. In fact, we believe that the breadth of overvaluation in US equities is more severe in the fall of 2010 than in 2000, as small and mid cap stocks have joined their large cap brethren in being long term overvalued. This is in direct contrast with the year 2000, when market overvaluation was concentrated in large cap growth stocks, and the technology sector across the market cap spectrum. As a result of the overvaluation across the market cap spectrum, we believe the secular bear market is likely to last for another 10 years or even longer.

From this secular perspective, we also believe that the US bond market has enjoyed its largest and most extended bull market in history. Bond yields have steadily declined since peaking in the mid teens in the early 1980’s, with the 10 year US treasury reaching historic lows in yield of just over 2% in the fall of 2008. We believe those are likely to be the secular low levels in US interest rates and that a secular bear market in bonds has commenced.

Hard assets have historically displayed an inverse relationship with the secular trends in stocks.  For example, commodity prices did very well on a relative basis during the Great Depression era of the 1930’s and excelled relative to stocks during the 1970’s. Conversely, commodities performed poorly relative to stocks in the 1950’s, 1980’s and 1990’s. Since the US equity market began its secular bear market in 2000, commodity markets have done exceptionally well. Two quick examples: oil prices have moved from close to $10 a barrel and gold from $260 per ounce in the late 1990’s to new all time highs over the past decade. Crude oil was up nearly 14 times when it peaked in July 2008 at over $147 per barrel, and gold’s recent ascent above $1,400 is an annualized return of over 15% per year over the past decade.

While prices have certainly gone up quite a bit in many commodities over the past decade, we believe the secular bull market likely has at least another ten years to go. The secular shift in global wealth from developed markets to the emerging markets is something which we believe will continue for the next ten years, at least. As living standards for people in countries like Brazil, India and China continue to ascend, they consume more and more raw materials.

The marginal growth in demand has surpassed the marginal growth in supply for raw materials, which is largely driven by technology advances. For example, crop yields have grown immensely over the past 50 years due to seed technology, irrigation and fertilizer use.  However, the growth in dietary demands of the emerging world surpassed the growth in farming productivity over the past decade, and this is a cycle that is likely to endure for a number of years. Such structural supply/demand market dynamics are present in many commodities markets and should result in dramatically higher commodity prices over the next decade.

In addition to the supply/demand situation with many commodities, we also believe that there is a secular shift occurring in global currency and sovereign debt markets. The global monetary system enacted in 1971, commonly referred to as Bretton Woods II, is coming to an end, in our opinion. The US dollar’s status as the global reserve currency is in peril. Many developed countries have debt levels which will be difficult for their societies to repay in current real terms. History is littered with nation states that have reached the level of indebtedness currently present in the US. The US is unique with its indebtedness, as all of the debt is denominated in our own currency, which makes the risk of default extremely low. As we’ve seen with the Federal Reserve’s actions since 2008, the US can simply print money in order to “repay” outstanding debt in nominal terms. Countries such as Greece and Ireland do not “enjoy” that luxury.

These are some of the long term macro forces that we believe will be impacting financial markets over the coming decade. We believe that the prevalence of macro factors makes a top down investment approach timely. We also believe that an effective way to navigate such an environment is to maintain significant investment and trading flexibility across asset classes and currencies. Our investment approach entails wide discretion, which we treat with a great deal of reverence. We value your investment in the Fund and look forward to navigating the challenge that lies ahead.

Management’s Discussion of Fund Performance

Because the Fund’s strategy operates on multiple time frames, we prefer to address contributors and detractors of performance based on each time frame. On a long term time frame, our industry selection in precious metals miners was a positive contributor to performance. However, individual security selection within the industry was a significant detractor of performance on a relative basis. While we believe the intrinsic value of the individual miners we own, such as Northgate Minerals, Royal Gold, Yamana Gold and Minefinders, remains significantly above where they have traded in 2010, the stocks have all lagged the major industry indexes. As of the end of the period covered by this Annual Report, we continue to hold the positions as we maintain the belief that this will shift in our favor at some point over the next couple of years, and possibly in a dramatic fashion, but obviously there are never any assurances this will be the case.

Our significant allocation to the energy sector, which is another long term theme we expect to generate healthy returns, was a detractor to performance during the first 10 months of 2010. The energy sector was a laggard and our individual stock selection was close to in line with the sector.

Our allocation to exchange traded notes, which provides the Fund with ability to replicate the returns of the agricultural commodities markets, was a significant contributor to performance, as prices in commodities such as wheat, sugar, and cotton rose significantly. As of the end of the period covered by this Annual Report, we continued to maintain the belief that agricultural commodities are poised to go significantly higher over the next few years, though volatility is likely to be significant.

A significant detractor to returns in the first 10 months of 2010 was our exposure in foreign exchange markets. We built up a significant position short the euro versus the US dollar, as well as a long position in the Canadian dollar versus the US dollar. This effectively creates a long Canadian dollar/short euro cross rate. We believe that the Canadian dollar is significantly undervalued relative to most major currencies. At the same time, we believe that the euro faces significant long term challenges due to the lack of political unity within the currency union, as well as the festering sovereign debt and banking system problems. We began to establish these positions in August and the euro continued to rally significantly versus both the US and Canadian dollars through October 31st, 2010. Our analysis is supportive of our positioning, and we expect the underlying fundamentals to eventually result in foreign exchange rates moving in our favor.

Finally, part of our strategy involves utilizing hedging vehicles when our analysis suggests that there is a high probability of a market decline over any of our three time frames. For the 1st 10 months of 2010, our hedging activities were a detractor to performance. In anticipation of a significant market correction unfolding, we began to hedge stock market risk in late March, which turned out to be premature by approximately one month. This resulted in the Fund underperforming during the month of April, though some of that performance was recaptured during May as the correction did finally commence.

Investment Results – (Unaudited)

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-877-832-6952.

*      Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The FTSE All-World Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of the Growth of a $10,000 Investment in the TEAM Asset Strategy Fund and the FTSE All-World Index (Unaudited)

TEAM Asset Strategy Fund $10,380
FTSE All-World Index $10,551
Inception Date:
December 30, 2009
$10,900
$10,400
$9,900
$9,400
$8,900
Value
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Date

The chart above assumes an initial investment of $10,000 made on December 30, 2009 (commencement of Fund operations) and held through October 31, 2010. The FTSE All-World Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange- traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-832-6952. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings – (Unaudited)

 1As a percentage of net assets.

The investment objective of the TEAM Asset Strategy Fund (the “Fund”) is to provide high total investment return, which will generally be achieved through a combination of appreciation in capital and income.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions.  Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if the short-term redemption fee imposed by the Fund were included, your costs would have been higher.

TEAM Asset Strategy Fund	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period Ended October 31, 2010
Actual*	$1,000.00	$1,039.04	$9.91
Hypothetical**	$1,000.00	$1,015.48	$9.80
*Expenses are equal to the Fund’s annualized expense ratio of 1.93%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

TEAM Asset Strategy Fund
Schedule of Investments
October 31, 2010

	Shares	Value
Common Stocks - 83.30%

Banks - 2.68%
Mitsubishi UFJ Financial Group, Inc. (b)	249,000	$1,160,340

Chemicals - 6.97%
Intrepid Potash, Inc. (a) (c)	88,000	3,021,040

Gold & Silver Ores - 21.27%
Minefinders Corp., Ltd. (a)	284,000	2,502,040
Northgate Minerals Corp. (a)	760,000	2,143,200
Royal Gold, Inc.	49,000	2,425,990
Yamana Gold, Inc. (c)	195,000	2,143,050
		9,214,280

Grain Mill Products - 6.15%
Kellogg Company	53,000	2,663,780

Mining - 10.26%
Martin Marietta Materials, Inc.	28,000	2,253,440
Vulcan Materials Company	60,000	2,190,600
		4,444,040

Petroleum & Natural Gas - 20.22%
Diamond Offshore Drilling, Inc.	32,000	2,117,120
Exxon Mobil Corp.	30,400	2,020,688
Statoil ASA (b)	97,000	2,117,510
Total SA (b)	46,000	2,506,080
		8,761,398

Services - 5.42%
U.S. Global Investors, Inc. - Class A (c)	297,000	2,349,270

Telecommunications - 10.33%
AT&T, Inc. (c)	75,182	2,142,687
Frontier Communications Corp.	16,202	142,253
Verizon Communications, Inc. (c)	67,500	2,191,725
		4,476,665

TOTAL COMMON STOCKS (Cost $33,808,107)		36,090,813

Exchange-Traded Funds - 10.80%

ETFS Palladium Trust (a)	25,000	1,612,000
ProShares UltraPro Short Russell 2000 (a) (f)	92,000	3,064,520

TOTAL EXCHANGE-TRADED FUNDS (Cost $4,131,400)		4,676,520

Exchange-Traded Notes - 4.60%

ELEMENTS - Linked to the Rogers International Commodity
Index - Agriculture Total Return - MLPF&S - 10/24/2022 (a)	205,000	1,994,650

TOTAL EXCHANGE-TRADED NOTES (Cost $1,563,416)		1,994,650

Money Market Securities - 1.55%

Federated Prime Obligations Fund - Institutional Shares, 0.19% (d)	671,529	671,529

TOTAL MONEY MARKET SECURITIES (Cost $671,529)		671,529

See accompanying notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund
Schedule of Investments - continued
October 31, 2010

Call Options Purchased - 3.43%
	Outstanding Contracts	Value

Goldcorp, Inc. / January 2011 / Strike $43.00 (e)	600	$216,000
Microsoft Corp. / January 2011 / Strike $24.00 (e)	1,400	408,800
Petroleo Brasileiro SA / January 2011 / Strike $35.00 (e)	800	140,000
Proctor & Gamble Co. / January 2011 / Strike $60.00 (e)	1,000	445,000
Wells Fargo & Co. / January 2011 / Strike $25.00 (e)	1,200	276,000

TOTAL CALL OPTIONS PURCHASED (Cost $1,161,612)		1,485,800

Put Options Purchased - 0.27%

Ford Motor Co. / January 2012 / Strike $10.00 (e)	1,800	117,000

TOTAL PUT OPTIONS PURCHASED (Cost $210,120)		117,000

TOTAL INVESTMENTS (Cost $41,546,184) - 103.95%		$45,036,312

Liabilities in excess of other assets - (3.95)%		(1,709,565)

TOTAL NET ASSETS - 100.00%		$43,326,747

(a) Non-income producing.
(b) American Depositary Receipt.
(c) All or a portion of this security is held as collateral on forward currency contracts.
(d) Variable rate security; the rate shown represents the yield at October 31, 2010.
(e) Each Call/Put contract has a multiplier of 100 shares
(f) Affilated issuers as defined in the Investment Company Act of 1940, are issuers in which the Fund held 5% or more of the outstanding voting securities.

Investments in affiliates
	Beginning Shares	Additions	Reductions	Ending Shares	Dividend Income	Value of affiliates at 10/31/10
ProShares UltraPro Short Russell 2000	-	92,000	-	92,000	$ -	$3,064,520

See accompanying notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund
Forward Currency
October 31, 2010

		Underlying Face	Unrealized
	Original	Amount at	Appreciation
Long Forward Currency	Face Value	Fair Value	(Depreciation)

CAD FX Contract, December 29, 2010	15,376,500	$15,090,452	$90,452

Total Long Forward Currency			$90,452

		Underlying Face	Unrealized
	Original	Amount at	Appreciation
Short Forward Currency	Face Value	Fair Value	(Depreciation)

EURO FX Contract, November 29, 2010	(17,186,032)	$(23,874,910)	$(1,874,910)

Total Short Forward Currency			$(1,874,910)

See accompanying notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund
Statement of Assets and Liabilities
October 31, 2010

Assets
Investments in securities, at fair value:
Unaffiliated issuers (cost $38,556,524)	$41,971,792
Affiliated issuers (cost $2,989,660)	3,064,520
Segregated cash	11,955
Dividends receivable	109,049
Receivable for fund shares sold	7,215
Prepaid expenses	26,832
Interest receivable	285
Total assets	45,191,648

Liabilities
Payable to Adviser (a)	45,458
Payable for forward currency contracts	1,784,458
Payable to administrator, fund accountant, and transfer agent	8,896
Payable to custodian	1,529
Other accrued expenses	24,560
Total liabilities	1,864,901

Net Assets	$43,326,747

Net Assets consist of:
Paid in capital	$40,074,523
Accumulated undistributed net investment income (loss)	(8,714)
Accumulated net realized gain (loss) from investment transactions	1,555,268
Net unrealized appreciation (depreciation) on:
Investment securities	3,490,128
Foreign Currency Transactions	(1,784,458)

Net Assets	$43,326,747

Shares outstanding (unlimited number of no par shares authorized)	4,175,551

Net Asset Value and offering price per share	$10.38

Minimum redemption price per share (NAV * 99%) (b)	$10.28

(a) See Note 5 in the Notes to the Financial Statements.
(b) The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.

See accompanying notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund
Statement of Operations
For the period ended October 31, 2010 (a)

Investment Income
Dividend income (net of foreign withholding tax of $19,629)	$535,194
Interest income	2,585
Total Investment Income	537,779

Expenses
Investment Adviser fee (b)	364,154
Transfer agent expenses (b)	44,371
Administration expenses (b)	31,041
Registration expenses	29,906
Fund accounting expenses (b)	22,939
Offering costs expenses	16,123
Custodian expenses (b)	15,665
Auditing expenses	14,980
Legal expenses	8,955
24f-2 expense	5,840
Trustee expenses	3,915
Pricing expenses	1,909
Miscellaneous expenses	1,607
Printing expenses	1,170
Insurance expense	1,146
Total Expenses	563,721
Net Investment Income (Loss)	(25,942)

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	(229,190)
Change in unrealized appreciation (depreciation) on:
Investment securities	3,490,128
Foreign currency translations	(1,784,458)
Net realized and unrealized gain (loss) on investment securities	1,476,480
Net increase (decrease) in net assets resulting from operations	$1,450,538

(a) For the period December 30, 2009 (Commencement of Operations) to October 31, 2010.
(b) See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund
Statement of Changes In Net Assets
	For the
	Period Ended
	October 31, 2010	(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(25,942)
Net realized gain (loss) on investment securities	(229,190)
Change in unrealized appreciation (depreciation) on:
Investment securities	3,490,128
Foreign currency translations	(1,784,458)
Net increase (decrease) in net assets resulting from operations	1,450,538

Capital Share Transactions
Proceeds from shares sold	42,566,630
Amount paid for shares redeemed	(690,718)
Proceeds from redemption fees collected (b)	297

Net increase (decrease) in net assets resulting from capital share transactions	41,876,209

Total Increase (Decrease) in Net Assets	43,326,747

Net Assets
Beginning of period	-

End of period	$43,326,747

Undistributed net investment income (loss)
included in net assets at end of period	$(8,714)

Capital Share Transactions
Shares sold	4,243,528
Shares redeemed	(67,977)

Net increase (decrease) from capital share transactions	4,175,551

(a) For the period December 30, 2009 (Commencement of Operations) to October 31, 2010.
(b) The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund
Financial Highlights
(For a share outstanding during the period)

	For the
	Period Ended
	October 31, 2010	(a)

Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investments	0.39
Total from investment operations	0.38

Paid in capital from redemption fees	-	(e)

Net asset value, end of period	$10.38

Total Return (b)	3.80%	(c)

Ratios and Supplemental Data:
Net assets, end of period (000)	$43,327
Ratio of expenses to average net assets	1.93%	(d)
Ratio of net investment income (loss) to
average net assets	(0.09)%	(d)
Portfolio turnover rate	313.40%

(a) For the period December 30, 2009 (Commencement of Operations) to October 31, 2010.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends if any.
(c) Not annualized.
(d) Annualized.
(e) Less than $0.01/share

See accompanying notes which are an integral part of these financial statements.

TEAM Asset Strategy Fund
Notes to the Financial Statements
October 31, 2010

NOTE 1.     ORGANIZATION

The TEAM Asset Strategy Fund (the “Fund”) is an open-end, non-diversified series of the Valued Advisers Trust (the “Trust”).  The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”).  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”).  The Fund’s investment adviser is TEAM Financial Asset Management, LLC (the “Adviser”).  The investment objective of the Fund is to provide high total investment return, which will generally be achieved through a combination of appreciation in capital and income.

NOTE 2.     SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the period ended October 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for the tax period ending October 31, 2010.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Trustees).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders on at least an annual basis.  Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

TEAM Asset Strategy Fund
Notes to the Financial Statements - continued
October 31, 2010

NOTE 2.     SIGNIFICANT ACCOUNTING POLICIES – continued

Forward Currency Contracts - The Fund may engage in foreign currency exchange transactions. The value of the Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with the purchase and sale of foreign portfolio securities.   The Fund has engaged in foreign currency exchange transactions for the purpose of capitalizing on the movements of foreign currency value versus the U.S. dollar.

Purchasing Put Options - The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.  The Fund may purchase a put option on an underlying security (a “protective put”) owned as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

Purchasing Call Options - The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

TEAM Asset Strategy Fund
Notes to the Financial Statements - continued
October 31, 2010

NOTE 3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, exchange-traded funds and exchange-traded notes, are generally valued by using market quotations, furnished by a pricing service. Securities that are traded on any stock exchange are generally valued at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Fund determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review by the Board. These securities are categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Fixed income securities that are valued using market quotations in an active market are categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities are generally categorized as Level 2 securities. If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities are categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

TEAM Asset Strategy Fund
Notes to the Financial Statements - continued
October 31, 2010

NOTE 3.     SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Derivative instruments the Fund invests in, such as forward currency contracts, are valued at the interpolated rates based on the prevailing banking rates and are generally categorized as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Fund is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Fund would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Fund’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Fund is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.  Any fair value pricing done outside the Fund’s approved pricing methods must be approved by the Pricing Committee of the Board.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2010:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$36,090,813	$-	$-	$36,090,813
Exchange-Traded Funds	4,676,520	-	-	4,676,520
Exchange-Traded Notes	1,994,650	-	-	1,994,650
Money Market Securities	671,529	-	-	671,529
Call Options Purchased	1,485,800	-	-	1,485,800
Put Options Purchased	117,000	-	-	117,000
Total	$45,036,312	$-	$-	$45,036,312
*Refer to the Schedule of Investments for industry classifications.

	Valuation Inputs
Liabilities	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Long Currency Forward Contract	$-	$90,452	$-	$90,452
Short Currency Forward Contract	-	(1,874,910)	-	(1,874,910)
Total	$-	$(1,784,458)	$-	$(1,784,458)

TEAM Asset Strategy Fund
Notes to the Financial Statements - continued
October 31, 2010

NOTE 3.     SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

Call and put options purchased and long and short forward currency contracts are represented on the Statement of Assets and Liabilities under investments in securities at value and payable for forward currency contracts, respectively and on the Statement of Operations under net realized gain (loss) on investment securities and change in unrealized appreciation (depreciation) on investment securities and foreign currency, respectively.

Please see the chart below for information regarding call and put options purchased and long and short forward currency contracts for the Fund.

At October 31, 2010:
Derivatives	Location of Derivatives on Statements of Assets & Liabilities

Call Options Purchased	Investment in Securities, at fair value	$1,485,800

Put Options Purchased	Investment in Securities, at fair value	$117,000

Long Forward Currency	Receivable for forward currency contracts	$124,092

Long Forward Currency	Payable for forward currency contracts	$(33,640)

Short Forward Currency	Payable for forward currency contracts	$(1,874,910)

For the period ended October 31, 2010 :

Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Call Options Purchased	Net realized and unrealized gain (loss) on investments	32,856	27,856	$1,148,130	$324,188
Equity Risk:
Put Options Purchased	Net realized and unrealized gain (loss) on investments	5,080	3,280	$(654,240)	$(93,210)
Foreign Exchange Risk:	Change in Unrealized appreciation (depreciation) on:
Long Forward Currency	Foreign Currency Translations	(1)	(1)	N/A	$90,452
Foreign Exchange Risk:	Change in Unrealized appreciation (depreciation) on:
Short Forward Currency	Foreign Currency Translations	(1)	(1)	N/A	$(1,874,910)
(1) The Fund's open contracts at the end of the period were the only contracts entered into during the period.

NOTE 5.     FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to the approval of the Board.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund.  For the period December 30, 2009 (commencement of Fund operations) to October 31, 2010, the Adviser earned a fee of $364,154 from the Fund.  At October 31, 2010, the Fund owed the Adviser $45,458 for advisory fees.

TEAM Asset Strategy Fund
Notes to the Financial Statements - continued
October 31, 2010

NOTE 5.     FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary to maintain each Fund’s total annual expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses and any indirect expenses (such as expenses incurred by other investment companies acquired by the Fund), at 1.95% of the Fund’s average daily net assets through February 28, 2012.

The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement, provided overall expenses fall below the limitations set forth above.  The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three (3) years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above.

The Trust retains Huntington Asset Services, Inc. (“HASI”) formerly known as Unified Fund Services, Inc. to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the period December 30, 2009 (commencement of Fund operations) to October 31, 2010, HASI earned fees of $31,041 for administrative services provided to the Fund.  At October 31, 2010, HASI was owed $2,623 from the Fund for administrative services.  Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  For the period from December 30, 2009 (commencement of Fund operations) to October 31, 2010, the Custodian earned fees of $15,665 for custody services provided to the Fund.  At October 31, 2010, the Custodian was owed $1,529 from the Fund for custody services.

The Trust also retains HASI to act as the Fund’s transfer agent and to provide fund accounting services.  For the period December 30, 2009 (commencement of Fund operations) to October 31, 2010, HASI earned fees of $20,677 for transfer agent services and $23,694 in reimbursement of out-of-pocket expenses incurred in providing transfer agent services to the Fund.  At October 31, 2010, the Fund owed HASI $1,668 for transfer agent services and $2,521 for out-of-pocket expenses.  For the period December 30, 2009 (commencement of Fund operations) to October 31, 2010, HASI earned fees of $22,939 from the Fund for fund accounting services.  At October 31, 2010, HASI was owed $2,084 from the Fund for fund accounting services.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts.  The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.  The Plan will not be activated through February 28, 2011.

The Distributor acts as the principal underwriter of the Fund’s shares.  There were no payments made by the Fund to the Distributor during the period December 30, 2009 (commencement of Fund operations) to October 31, 2010.  An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor.

The Fund placed a portion of its portfolio transactions with a brokerage firm affiliated with HASI. The commissions paid to this affiliated firm were $37,464 for the period.

TEAM Asset Strategy Fund
Notes to the Financial Statements - continued
October 31, 2010

NOTE 6.     PURCHASES AND SALES OF INVESTMENTS

For the period ended October 31, 2010, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$-
Other	136,583,097
Sales
U.S. Government Obligations	$-
Other	96,604,916

At October 31, 2010, the net unrealized appreciation (depreciation) of investments for tax purposes excluding forward currency contracts was as follows:

Gross Appreciation	$3,975,690
Gross (Depreciation)	(546,393)
Net Appreciation (Depreciation) on Investments	$3,429,297

At October 31, 2010, the aggregate cost of securities for federal income tax purposes was $41,607,015.

NOTE 7.     ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8.     BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940.  At October 31, 2010, Charles Schwab, for the benefit of its customers, held 63.78% of the voting securities.  As a result, Charles Schwab may be deemed to control the Fund.

NOTE 9.     DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions made by the Fund during the period December 30, 2009 (commencement of Fund operations) to October 31, 2010.

NOTE 10.     COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representatives and warranties which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

TEAM Asset Strategy Fund
Notes to the Financial Statements - continued
October 31, 2010

NOTE 11.     RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

NOTE 12.     TAX COMPONENTS OF CAPITAL

At October 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$(177,073)
Unrealized appreciation (depreciation)	3,429,297
$3,252,224

The differences between the federal income tax cost of investments and the financial statements is due to certain differences in the recognition of capital gains or losses under income tax reporting regulations and GAAP.  These “book/tax” differences are temporary in nature and are primarily due to tax deferral of losses on wash sales and passive foreign investment company gains.

As of October 31, 2010, the Fund recorded reclassifications due to foreign exchange gains/losses and non-deductible offering costs.  The Fund increased accumulated realized gains by $1,784,458 and reduced undistributed net investment loss and paid in capital by $17,228 and $1,801,686, respectively.

NOTE 13. CAPITAL LOSS CARRYFORWARD

At October 31, 2010, the Fund had available for federal tax purposes unused capital loss carryforwards of $177,073, which are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The carryforward expires as follows:

Amount	Expires October 31,

$177,073	2018

NOTE 14.     SUBSEQUENT EVENT

In accordance with GAAP, Management has evaluated subsequent events through the date the financial statements were issued and determined there were no material subsequent events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Valued Advisers Trust
and the Shareholders of TEAM Asset Strategy Fund

We have audited the accompanying statement of assets and liabilities of the TEAM Asset Strategy Fund, a series of shares of beneficial interest in Valued Advisers Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 30, 2009 (commencement of operations) to October 31, 2010.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TEAM Asset Strategy Fund as of October 31, 2010, and the results of its operations, changes in its net assets and its financial highlights for the period December 30, 2009 to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 20, 2010

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustee
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 74, Independent Trustee, August 2008 to present.
Retired; Consultant to Battelle Memorial Institute on business investments from 2001 to 2003; Formerly employed with Battelle Memorial Institute from 1966 to 2003 in  various positions, including the Executive Vice President of Battelle Institute from 1991 to 2001, General Manager from 1985 to 1991, Director of the Battelle Industrial Technology Center (Geneva, Switzerland) from 1983 to 1985, and Practicing Researcher from 1966 to 1983.  No other directorships held.

Ira Cohen, 51, Independent Trustee, June 2010 to present.	Independent financial services consultant (February 2005 – present); Senior Vice-President, Dealer Services/Institutional Services, AIM Investment Services, Inc., 1992 to 2005.

Interested Trustee and Officers
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 46, Interested Trustee, Principal Executive Officer and President, January 2010 to present.
Senior Vice President of Huntington Asset Services, Inc. since January 2010. Managing Director and Chief Operating Officer of WealthStone from 2007 to January 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007; Trustee of the Coventry Group from 1999 to 2005; and Senior Vice President of BISYS Fund Services/The Winsbury Company October 1993 to June 2007.  No other directorships held.

John C. Swhear, 49, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Senior Vice President of the Unified Series Trust since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007; Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Carol J. Highsmith, 45, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.
William J. Murphy, 47, Principal Financial Officer and Treasurer, December 2009 to present
Manager of Financial Reporting for Huntington Asset Services, Inc., since October 2007; Treasurer and Principal Financial Officer of the Valued Advisers Trust since December 2009; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

Deborah Wells, 40 ,Secretary, December 2010 to present
Deborah Wells joined Huntington Asset Services, Inc. in May 2010.  Prior to joining Huntington Asset Services, Ms. Wells was employed as a Paralegal with Baker & Daniels LLP.  While at Baker & Daniels, she served as Paralegal for a number of attorneys on the Corporate and Insurance teams.   Prior to joining Baker & Daniels, Ms. Wells was employed as a Paralegal and Governance Administrator at WellPoint, Inc. servicing over 70 legal entities and the parent Board of Directors for WellPoint.

*    The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
**  The trust currently consists of 4 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 832-6952 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Fund at (877) 832-6952 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Dr. Merwyn R. Vanderlind
Ira Cohen
R. Jeffrey Young

OFFICERS
R. Jeffrey Young, Principal Executive Officer and President
John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President
Carol J. Highsmith, Vice President
William J. Murphy, Principal Financial Officer and Treasurer
Deborah Wells, Secretary

INVESTMENT ADVISER
TEAM Financial Asset Management, LLC
800 Corporate Circle, Suite 106
Harrisburg, PA 17110

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
The Law Offices of John H. Lively & Associates, Inc.,
 A member firm of The 1940 Act Law Group
2041 West 141st Terrace, Suite 119
Leawood, KS 66224

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

TEAM Asset Strategy Fund:
FY 2010 FY 2009	$13,000 N/A

(b)	Audit-Related Fees
Registrant

               TEAM Asset Strategy Fund:
FY 2010 FY 2009	$0 N/A

(c)	Tax Fees
Registrant

              TEAM Asset Strategy Fund:
FY 2010 FY 2009	$2,000 N/A

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
Registrant

              TEAM Asset Strategy Fund:
FY 2010 FY 2009	$0 N/A

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                         0%
Tax Fees:                                           0%
All Other Fees:                                 0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2010	$ 0	$ 0
FY 2009	N/A	N/A

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11.  Controls and Procedures.
(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)                      Code of Ethics is filed herewith.

(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                      Not Applicable.

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Valued Advisers Trust

By
*           /s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date           12/20/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
*           /s / R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date           12/20/10

By
*           /s/ William J. Murphy
                 William J. Murphy, Treasurer and Principal Financial Officer

Date           12/21/10